SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 15, 2004

                                CN BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


            Maryland                    333-100460            52-1954386
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 (State or other jurisdiction    (Commission File No.)      (IRS Employer
       of incorporation)                                  Identification Number)


                7401 Ritchie Highway, Glen Burnie, Maryland 21060
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (410) 760-7000

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                                 Not Applicable.
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          (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)     Financial Statements. Not applicable.
(b)     Pro Forma Financial Information. Not applicable.
(c)     Exhibits. Exhibit 99.1--Letter to Stockholders dated January , 2004

Item 9. Regulation FD Disclosure.
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Item 12. Results of Operations and Financial Condition.
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CN Bancorp, Inc.'s letter to stockholders dated January 15, 2004, included as
Exhibit 99.1 is furnished to the Securities and Exchange Commission under both
Item 9 and Item 12 of this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          CN BANCORP, INC.

                                          /s/ Jan W. Clark
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Dated: January  15, 2004                  President and Chief Executive Officer